UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of earliest event                July 19, 2001
reported)                               ----------------------------------------

                            ILLUMINET HOLDINGS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             DELAWARE                    0-27555              36-4042177
--------------------------------------------------------------------------------
   (State or other jurisdiction        (Commission           (IRS Employer
        of incorporation)             File Number)        Identification No.)


4501 Intelco Loop, S.E., Lacey, Washington                      98503
--------------------------------------------------------------------------------
       (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including               (360) 493-6000
area code                                    -----------------------------------



                                 Not applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.  Other Events.

      On July 19, 2001, the registrant issued a press release announcing financial results for its second quarter ended June 30, 2001. The full text of the press release, other than the sixth paragraph therein, which is set forth in Exhibit 99.1 hereto, is filed and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

      (c)   EXHIBITS.  The following exhibits are filed herewith:

99.1  Press Release dated July 19, 2001.

Item 9.  Regulation FD Disclosure.

      The following is not filed but is furnished pursuant to Regulation FD: the sixth paragraph of the press release appearing in Exhibit 99.1 hereto.

                                  SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date:  July 19, 2001                      ILLUMINET HOLDINGS, INC.


                                          By:  /s/ Daniel E. Weiss
                                              --------------------------------
                                             Daniel E. Weiss, Vice President
                                             -- Finance and Chief Financial
                                             Officer